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EXHIBIT 10.50

[Pfizer letterhead]

                                                  John L. LaMattina, Ph.D.
                                                  Vice President, Pfizer Inc
                                                  Executive Vice President, PGRD
                                                  President, Worldwide Research

June 13, 2002



George Vlasuk
Corvas International Inc.
3030 Science Park Road
San Diego, California 92121-1102


Dear George:


In accordance with Section 18.4 of the License and Development Agreement, dated October 14, 1995 between Corvas International, Inc. and Pfizer Inc, including Pfizer Limited (the " 1995 Agreement"), Pfizer has terminated the development in all indications of Neutrophil Inhibitory Factor and terminates the 1995 Agreement.

Pfizer and Corvas shall meet at a date to be determined to discuss the transfer of materials and documents from Pfizer to Corvas to fulfill the obligations of Pfizer under the 1995 Agreement.


Sincerely yours,

/s/ JOHN L. LAMATTINA
John. L. LaMattina